UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 20, 2023

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177-181 avenue Pierre Brossolette 92120 Montrouge France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one- half of one ordinary share, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2023, DBV Technologies S.A. (the “Company”), received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days, the bid price of the Company’s American Depositary Shares (“ADSs”) had closed below $1.00 per share, the minimum closing bid price required by the continued listing requirements of Nasdaq Listing Rule 5550(a)(2).

The notification received has no immediate effect on the listing of the Company’s ADSs on the Nasdaq Stock Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until June 17, 2024 (the “Compliance Date”), to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s ADSs must be at least $1.00 per share for a minimum of ten consecutive business days before the Compliance Date.

If the Company’s ADSs do not achieve compliance by the Compliance Date, the Company may be eligible for an additional 180-day period to regain compliance if it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the bid price requirement, and provides written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

The Company intends to actively monitor the closing bid price of its ADSs between now and the Compliance Date and will evaluate available options to resolve the deficiency and regain compliance with the minimum bid price rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023	DBV TECHNOLOGIES S.A.

	By:	/s/ Virginie Boucinha
	Name:	Virginie Boucinha
	Title:	Chief Financial Officer